                                                                   EXHIBIT 10.60


                                 April 13, 2001


Pinnacle Towers Inc.
301 North Cattlemen Road
Suite 300
Sarasota, Florida 34232-6312
Attn: Mr. Steve Day

         Re: Limited and Conditional Waiver for Fifth Amended and Restated Credit Agreement dated as of September 17, 1999, as amended, among Bank of America, N.A., for itself and as Administrative Agent (the "Administrative Agent"), the Lenders party thereto and Pinnacle Towers Inc. (the "Borrower") (as further amended, substituted or replaced from time-to-time, the "Credit Agreement")

  Dear Steve:

         This Limited and Conditional Waiver ("Limited Waiver") is entered into among the Borrower, Administrative Agent, and the Lenders. All capitalized terms used in this Limited Waiver but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         The Borrower has informed the Administrative Agent that for the fiscal quarter ended December 31, 2000, its Leverage Ratio was in excess of 4.75 to 1.00, as required under Section 8.01 of the Credit Agreement for such fiscal quarter.

         In addition, the October 12, 2000 waiver letter (the "Waiver") executed by the Administrative Agent, the Borrower and certain of the Lenders, provided that if the Borrower had not entered into an Amendment to the Credit Agreement with respect to the sale or transfer of the new San Antonio assets by March 31, 2001, the Borrower would be required immediately to grant to the Lenders a Lien on such assets and meet other requirements; the Borrower requires an extension of this March 31, 2001 deadline to April 20, 2001.

          Subject to the terms and conditions set forth below, (i) the Administrative Agent and the Lenders hereby grant a one-time waiver with respect to Borrower's Leverage Ratio for the fiscal quarter ended December 31, 2000 only, so long as the Borrower's Leverage Ratio for such quarter is not in excess of 5.00 to 1.00, and (ii) the Administrative Agent and the Lenders hereby grant a one-time extension until April 20, 2001 for Borrower to comply with the terms of the Waiver required to be complied with by March 31, 2001.

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 2


         As a condition precedent to the effectiveness of this Limited Waiver, the Administrative Agent shall have received from the Borrower a five basis points fee in the amount of $188,000.00 to be allocated on a ratable basis among the Lenders timely executing this Limited Waiver prior to noon Dallas time, on Friday, April 13, 2001.

         The Borrower represents and warrants to the Administrative Agent that
(a) this Limited Waiver constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement (other than as specifically waived hereby), (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof and after giving effect to this Limited Waiver,
(d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof except as waived hereby, and (e) the Credit Agreement, as waived hereby, and the other Loan Papers remain in full force and effect.

         The Borrower acknowledges that this Limited Waiver is a one-time limited and conditional continuing waiver of specific provisions of the Credit Agreement, except as waived hereby, and does not constitute a waiver by any Lender of any of its rights or remedies now or at any time in the future. The Borrower acknowledges that this Limited Waiver constitutes a "Loan Paper" as defined in the Credit Agreement.

         THIS LIMITED WAIVER AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

         This Limited Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 3


         THE LIMITED WAIVER AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE IN DALLAS, TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN PAPERS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

--------------------------------------------------------------------------------
             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK
--------------------------------------------------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 4

         IN WITNESS WHEREOF, this Limited Waiver is executed as of the date first set forth above.


ADMINISTRATIVE AGENT:                     BANK OF AMERICA, N.A., as
                                          Administrative Agent

                                              /s/ Steven P. Renwick
                                          --------------------------------------
                                          BY:  STEVEN P. RENWICK
                                          ITS:  VICE PRESIDENT


LENDERS:

                                          BANK OF AMERICA, N.A., individually as
                                          a Lender


                                              /s/ Steven P. Renwick
                                          --------------------------------------
                                          BY:  STEVEN P. RENWICK
                                          ITS:  VICE PRESIDENT

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 5



                                       FLEET NATIONAL BANK


                                       -----------------------------

                                       By:
                                             -----------------------

                                       Its:
                                             -----------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 6


                                        BANKERS TRUST COMPANY

                                                  ANCA TRIFAN
                                        -------------------------------
                                        By:         ANCA TRIFAN
                                            ----------------------------
                                        Its:          DIRECTOR
                                            ----------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 7



                                    SOCIETE GENERALE

                                      /s/ Mark Vigil
                                    --------------------------------

                                    By:   Mark Vigil
                                       -----------------------------

                                    Its:          Director
                                         ---------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 8



                                    UNION BANK OF CALIFORNIA, N.A.


                                         /s/ PETER C. CONNOY
                                    ------------------------------

                                    By:      PETER C. CONNOY
                                       ---------------------------

                                    Its:     VICE PRESIDENT
                                        --------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 9




                                       KEY CORPORATE CAPITAL INC.


                                       -----------------------------

                                       By:
                                             -----------------------

                                       Its:
                                             -----------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 10


                                        COBANK, ACB


                                             /s/ THOMAS W. COSGROVE
                                        ----------------------------------------
                                        By:  THOMAS W. COSGROVE
                                             -----------------------------------
                                        Its: VICE PRESIDENT
                                             -----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 11


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                             /s/ PATRICK MCCARTHY
                                        ----------------------------------------
                                        By:  PATRICK MCCARTHY
                                             -----------------------------------
                                        Its: AUTHORIZED SIGNATURE
                                             -----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 12


                                        THE BANK OF NOVA SCOTIA


                                              /s/ PAUL A. WEISSENBERGER
                                        ----------------------------------------
                                        By:  P.A. WEISSENBERGER
                                             -----------------------------------
                                        Its: AUTHORIZED SIGNATORY
                                             -----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 13


                                        DRESDNER BANK AG NEW YORK &
                                        GRAND CAYMAN BRANCHES


                                             /s/ JANE A. MAJESKI
                                        ----------------------------------------
                                        By:  JANE A. MAJESKI
                                             -----------------------------------
                                        Its: FIRST VICE PRESIDENT
                                             -----------------------------------


                                             /s/ BRIAN SCHNEIDER
                                        ----------------------------------------
                                        By:  BRIAN SCHNEIDER
                                             -----------------------------------
                                        Its: ASSISTANT VICE PRESIDENT
                                             -----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 14


                                        FIRSTAR BANK, N.A. (formerly known as
                                        MERCANTILE BANK NATIONAL ASSOCIATION)


                                             /s/ DOUGLAS P. BEST
                                        ----------------------------------------
                                        By:  DOUGLAS P. BEST
                                             -----------------------------------
                                        Its: BANKING OFFICER
                                             -----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 15


                                        U.S. BANK NATIONAL ASSOCIATION


                                             /s/ THOMAS G. GUNDER
                                        ----------------------------------------
                                        By:  THOMAS G. GUNDER
                                             -----------------------------------
                                        Its: VICE PRESIDENT
                                             -----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 16


                                             DEXIA PUBLIC FINANCE BANK (f/k/a)
                                             CREDIT LOCAL DE FRANCE - NEW
                                             YORK AGENCY


                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                -------------------------------


                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                -------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 17


                                             IBM CREDIT CORPORATION


                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                -------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 18

                                      THE CIT GROUP/EQUIPMENT
                                      FINANCING, INC.



                                      /s/ Michael V. Monahan
                                      -----------------------------
                                      By:  Michael V. Monahan
                                           ------------------------
                                      Its: Vice President
                                           ------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 19

                                      ALLFIRST BANK



                                      /s/ Thomas McLoughlin
                                      -----------------------------
                                      By:  THOMAS McLOUGHLIN
                                           ------------------------
                                      Its: Vice President
                                           ------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 20

                                      RAYMOND JAMES BANK, FSB



                                      /s/ John D. Hallstrom
                                      -----------------------------
                                      By:  John D. Hallstrom
                                           ------------------------
                                      Its: Vice President
                                           ------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 21


                                       HELLER FINANCIAL, INC.


                                            /s/ SCOTT ZIEMKE
                                       -------------------------------
                                       By:  SCOTT ZIEMKE
                                           ---------------------------
                                       Its: VICE PRESIDENT
                                           ---------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 22


                                             PILGRIM PRIME RATE TRUST

                                             By:   Pilgrim Investment, Inc.
                                                   as its investment manager


                                             /s/ MICHEL PRINCE
                                             -----------------------------------
                                             By:  MICHEL PRINCE, CFA
                                                  ------------------------------
                                             Its: VICE PRESIDENT
                                                  ------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 23


                                             PPM SPYGLASS FUNDING TRUST


                                             /s/ ANN E. MORRIS
                                             -----------------------------------
                                             By:  ANN E. MORRIS
                                                  ------------------------------
                                             Its: AUTHORIZED AGENT
                                                  ------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 24



                                                      MORGAN STANLEY DEAN WITTER
                                                      PRIME INCOME TRUST



                                                      /s/ SHEILA FINNERTY
                                                      -------------------------
                                                      BY: SHEILA FINNERTY
                                                          ---------------------
                                                      ITS:  SR. VICE PRESIDENT
                                                          ---------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 25



                                                       KZH ING-1 LLC




                                                       /s/ PETER CHIN
                                                       -------------------------
                                                       BY: PETER CHIN
                                                           ---------------------
                                                       ITS:  AUTHORIZED AGENT
                                                           ---------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 26



                                                      KZH ING-2 LLC


                                                      /s/ PETER CHIN
                                                      --------------------------
                                                      BY:  PETER CHIN
                                                          ----------------------
                                                      ITS: AUTHORIZED AGENT
                                                          ----------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 27




                                        SEQUILS - ING I (HBDGM), LTD.

                                        By:  ING Capital Advisors, LLC,
                                             Collateral Manager and Authorized
                                             Signatory

                                             ----------------------------------
                                             By:
                                                -------------------------------
                                             Its:
                                                -------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 28


                                        TORONTO DOMINION (NEW YORK), INC.


                                        /s/ GWEN ZIRKLE
                                        ----------------------------------------
                                        BY:  GWEN ZIRKLE
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 29


                                        SEQUILS PILGRIM I, LTD.

                                        BY: PILGRIM INVESTMENTS, INC.,
                                            AS ITS INVESTMENT MANAGER


                                        /s/ MICHEL PRINCE
                                        ----------------------------------------
                                        BY:  MICHEL PRINCE, CFA
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 30


                                        WEBSTER BANK


                                        /s/ MATTHEW DALY
                                        ----------------------------------------
                                        BY:  MATTHEW DALY
                                             -----------------------------------
                                        ITS: AVP
                                             -----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 31


                                        ARCHIMEDES FUNDING III, Ltd.

                                        By:  ING Capital Advisors LLC
                                             as Collateral Manager

                                        ----------------------------------
                                        By:
                                           -------------------------------
                                        Its:
                                           -------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 32


                                       CITIZENS BANK OF MASSACHUSETTS


                                            /s/ WENDY M. ANDRUS
                                       --------------------------------
                                       By:  WENDY M. ANDRUS
                                            ----------------------------
                                       Its: VICE PRESIDENT
                                            ----------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 33


                                       PINNACLE TOWERS, INC.


                                            /s/ CHRISTINE E. SHIRLEY
                                       ---------------------------------
                                       By:  CHRISTINE E. SHIRLEY
                                            ----------------------------
                                       Its: TREASURER
                                            ----------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 34


Accepted and Agreed as
of April 13, 2001:


PINNACLE HOLDINGS, INC

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------


COVERAGE PLUS ANTENNA SYSTEMS, INC.

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------


TOWER SYSTEMS, INC.

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------


RADIO STATION WGLD, INC.

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 35


IBC TOWERS, LLC

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------


AIRCOMM OF AVON, LLC

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------


HIGH POINT MANAGEMENT CO., INC.

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------


TOWER TECHNOLOGY CORPORATION OF JACKSONVILLE

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------


COASTAL ANTENNA'S INC.

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 36


MARMAC INDUSTRIES INCORPORATED

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------


PINNACLE TOWERS III INC.

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------


SHAFFER & ASSOCIATES, INC.

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------


PTI COMMUNICATIONS COMPANY, INC.

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------


INTELLICOM, INC.

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
April 13, 2001
Page 37


PINNACLE ST. LOUIS LLC

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------


SIERRA TOWERS, INC.

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------


QTI, INC.

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------


INTRACOASTAL CITY TOWERS, INC.

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------


PINNACLE TOWERS IV INC.

     /s/ CHRISTINE E. SHIRLEY
     ---------------------------------
By:  CHRISTINE E. SHIRLEY
     ---------------------------------
Its: TREASURER
     ---------------------------------